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                                                      Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of GRC International, Inc. on Form S-3 of our report dated August 20, 1996, appearing in the Annual Report on Form 10-K of GRC International, Inc. for the year ended June 30, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

McLean, Virginia
February 21, 1997